Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes	INCOME TAXES
The provision for income taxes has been computed as follows:

	Years Ended December 31
	2025	2024
Net loss before income taxes from continuing operations	$(153,110)	$(16,718)
Expected income taxes at the statutory rate of 24.16% (2024 – 24.38%) (1)	(36,991)	(4,076)
Increase (decrease) in income taxes resulting from:
Effect of foreign exchange	(11,022)	19,354
Effect of change in statutory rates (2)	—	8,287
Effect of rate adjustments for foreign jurisdictions	55	(3,790)
Effect of change in deferred tax benefit not recognized (3)(4)	159,299	38,070
Repatriation and related taxes	9,639	17,999
Adjustments, assessments and other	2,755	4,891
Income tax expense - continuing operations	$123,735	$80,735
(1)The expected income tax rate decreased due to changes in the provincial apportionment of Canadian income.
(2)On December 11, 2024, Luxembourg enacted a reduction of the statutory corporate income tax rate to 23.87% from 24.94%, applicable to tax years beginning on January 1, 2025. This change resulted in a deferred tax expense in 2024 on the deferred tax assets of Baytex's Luxembourg subsidiary.
(3)A deferred tax asset of $19.9 million remains unrecognized due to uncertainty surrounding future capital gains (December 31, 2024 - $31.8 million). The unrecognized deferred income tax asset relates to realized and unrealized foreign exchange losses arising from the repayment of previously issued U.S. dollar denominated long-term notes and from the translation of U.S. dollar denominated long-term notes currently outstanding.
(4)A deferred tax asset of $587.7 million remains unrecognized due to uncertainty surrounding future income earned in foreign jurisdictions (December 31, 2024 - $99.4 million). The unrecognized deferred tax asset relates to non-capital losses, of which $1.8 billion will expire from 2032 to 2042, and $714 million does not have an expiry date.
In June 2016, certain indirect subsidiary entities received reassessments from the Canada Revenue Agency ("CRA") that deny non-capital loss deductions relevant to the calculation of income taxes for the years 2011 through 2015. Following objections and submissions, in November 2023 the CRA issued notices of confirmation regarding their prior reassessments. In February 2024, Baytex filed notices of appeal with the Tax Court of Canada (“TCC”) and we estimate it could take another two to three years to receive a judgment. The reassessments do not require us to pay any amounts in order to participate in the appeals process. Should we be unsuccessful at the TCC, additional appeals are available; a process that we estimate could take another two years and potentially longer.

We remain confident that the tax filings of the affected entities are correct and will defend our tax filing positions. During 2023, we purchased $272.5 million of insurance coverage for a premium of $50.3 million which will help manage the litigation risk associated with this matter. The most recent statement of account issued by the CRA assert taxes owing by the trusts of $244.8 million, late payment interest of $244.2 million and a late filing penalty in respect of the 2011 tax year of $4.1 million.

By way of background, we acquired several privately held commercial trusts in 2010 with accumulated non-capital losses of $591.0 million (the "Losses"). The Losses were subsequently deducted in computing the taxable income of those trusts. The reassessments, as confirmed in November 2023, disallow the deduction of the Losses for two reasons. First, the reassessments allege that the trusts were resettled and the resulting successor trusts were not able to access the losses of the predecessor trusts. Second, the reassessments allege that the general anti-avoidance rule of the Income Tax Act (Canada) operates to deny the deduction of the losses. In September 2025, the Department of Justice, legal counsel for the Crown, abandoned the position that the trusts were resettled. The issue of whether the general anti-avoidance rule applies remains in dispute. If, after exhausting available appeals, the deduction of the Losses continues to be disallowed, either the trusts or their corporate beneficiary will owe cash taxes, late payment interest and potential penalties. The amount of cash taxes owing, late payment interest and potential penalties are dependent upon the taxpayer(s) ultimately liable (the trusts or their corporate beneficiary) and the amount of unused tax shelter available to the taxpayer(s) to offset the reassessed income, including tax shelter from subsequent years that may be carried back and applied to prior years.

For the year-ended December 31, 2025, Baytex has determined that it meets the requirements of safe-harbor provisions in all the jurisdictions in which we operate and therefore does not anticipate owing any top-up taxes under Pillar Two legislation.

A continuity of the net deferred income tax asset or liability is detailed in the following tables:

As at	January 1, 2025	Recognized in Net Loss	Discontinued Operations (3)	Foreign Currency Translation Adjustment	December 31, 2025
Taxable temporary differences:
Petroleum and natural gas properties	$(848,321)	$50,636	$562,971	$27,955	$(206,759)
Financial derivatives	(5,834)	(566)	—	—	(6,400)
Other	(14,599)	14,109	—	—	(490)
Deductible temporary differences:
Asset retirement obligations	153,805	(8,199)	(18,138)	(914)	126,554
Non-capital losses (1)(2)	648,342	(183,391)	(343,716)	(25,822)	95,413
Finance costs	156,258	13,397	(127,119)	(4,510)	38,026
Net deferred income tax asset (liability)	$89,651	$(114,014)	$73,998	$(3,291)	$46,344
(1)Canadian non-capital loss carry-forwards at December 31, 2025 totaled $392.7 million, which will expire from 2033 to 2044.
(2)A deferred income tax asset of $0.5 million has been recognized in respect of non-capital losses of a wholly owned financing subsidiary of Baytex; which losses will be offset against future interest income to be earned as a result of an internal debt restructuring.
(3)On December 19, 2025, the Company disposed of its operated and non-operated assets in the Eagle Ford and immediately thereafter liquidated its U.S. subsidiaries, resulting in the extinguishment of the related deferred tax assets and liabilities.

As at	January 1, 2024	Recognized in Net Income	Foreign Currency Translation Adjustment	December 31, 2024
Taxable temporary differences:
Petroleum and natural gas properties	$(706,101)	$(100,286)	$(41,934)	$(848,321)
Financial derivatives	(2,738)	(3,096)	—	(5,834)
Other	(13,046)	(1,434)	(119)	(14,599)
Deductible temporary differences:
Asset retirement obligations	150,856	1,138	1,811	153,805
Non-capital losses (1)(2)	647,561	(44,671)	45,452	648,342
Finance costs	115,280	33,422	7,556	156,258
Net deferred income tax asset (liability) (3)	$191,812	$(114,927)	$12,766	$89,651
(1)Non-capital loss carry-forwards at December 31, 2024 totaled $3.3 billion. Canadian non-capital loss carry-forwards of $0.4 billion expire between 2034 and 2043. Foreign non-capital loss carry-forwards total $2.9 billion of which $1.4 billion will expire from 2032 to 2040, and $1.5 billion does not have an expiry date.
(2)    A deferred income tax asset of $178.2 million has been recognized in respect of non-capital losses of a wholly owned financing subsidiary of Baytex; which losses will be offset against future interest income to be earned as a result of an internal debt restructuring.
(3)     The net deferred income tax asset as at December 31, 2024 is comprised of a deferred income tax asset of $178.2 million and a deferred income tax liability of $88.6 million.